[LOGO OMITTED]

                                 THE NEW GERMANY
                                   FUND, INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

[LOGO OMITTED]


                                 THE NEW GERMANY
                                    FUND, INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                February 8, 2002
Dear Shareholder,

After a difficult 2001, signs of an upturn in world economic growth are beginning to emerge. The fourth quarter looks increasingly as the low point in the global economic slowdown. The industrial sector is stabilizing and consumer spending has remained strong. The consumer in Germany has remained remarkably resilient, helped by low interest rates and real income growth. Manufacturing orders rose for the first time in three months in December, led by demand from customers overseas. Furthermore, confidence among executives and consumers has improved. Most importantly, however, corporate earnings have begun to improve, and many companies have surpassed earnings expectations. German companies are expected to register the highest earnings growth (+30.7%) in Europe in 2002, according to IBES. The estimated average earnings growth for 2002 is 16.2% in Europe and 13.5% in the US. An export-driven economy, Germany benefits more than most countries during periods of economic upswings as global demand increases. After recording economic growth of 0.6% in 2001, Deutsche Bank estimates that the German economy will grow 1.0% during 2002.

For the year ended December 31, 2001, the net asset value per share of the New Germany Fund declined 35.7% in US dollar terms while its share price declined 33.9%. The Fund's composite index (60% MDAX and 40% NEMAX 50) declined 33.5% during the same period. The Fund's slight underperformance occurred during the last quarter of the year as technology stocks rallied strongly after underperforming the market during the last two years. Not being fully invested in the NEUER MARKT relative to its 40% benchmark weight reversed the 2.7% outperformance the Fund had at the end of the third quarter. The combination of active additions to NEUER MARKT positions and the rally of existing holdings lifted the Fund's exposure in that market segment from 27% to 38% during the last quarter. We expect the outlook for the NEUER MARKT in 2002 to be much better than this past year. The index trades at a price-to-earnings ratio of 17 times based on 2003 earnings with estimated average earnings growth of 35%. The stocks are thus more attractively valued than the DAX 30 or MDAX peers, resulting in a better risk/reward ratio. In selecting stocks from the NEUER MARKT, we remain focused on companies with strong business models supported by positive free cash-flow generation and visible earnings growth. Based on the attractive valuation and the strong earnings momentum, the Fund plans to increase its position in the NEUER MARKT in 2002.

The New Germany Fund continued its open-market purchases of its shares, buying 1,276,000 shares during the year. The Fund's discount to its net asset value declined to an average of 18.2% during the year, compared with 21.1% for 2000. Sincerely,



/S/ Christian Strenger                   /S/ Richard T. Hale

Christian Strenger                       Richard T. Hale
Chairman                                 President

--------------------------------------------------------------------------------
               FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING
             PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES,
                 DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                             WWW.NEWGERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

STATISTICS:
Net Assets ........................................................$212,650,331
Shares Outstanding ................................................  28,357,943
NAV Per Share .....................................................       $7.50

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
 RECORD                                    ORDINARY      LT CAPITAL
  DATE                                      INCOME          GAINS       TOTAL
 ------                                    --------      ----------     ------
11/20/00 .................................. $0.01          $1.30        $1.31
9/1/00 .................................... $0.07          $0.35        $0.42
11/19/99 .................................. $0.05          $1.02        $1.07
11/16/98 .................................. $1.00          $2.66        $3.66
11/17/97 .................................. $1.06          $0.92        $1.98
9/3/97 .................................... $0.21          $0.13        $0.34

TOTAL RETURNS:
                                  FOR THE YEARS ENDED DECEMBER 31,
                     -------------------------------------------------------
                       2001        2000         1999       1998       1997
                     --------    --------     --------   --------   --------
Net Asset Value ......(35.68)%    (11.46)%     (2.22)%    23.85%     8.48%
Market Value .........(33.86)%    (14.35)%       3.64%    21.58%    18.36%
Benchmark* ...........(33.46)%    (16.13)%     (9.79)%    14.62%     6.84%

----------------
* Represents 60% MDAX/40% NEMAX 50 for 2000 and 2001, and 100% MDAX for 1997 to 1999.

OTHER INFORMATION:
NYSE Ticker Symbol .................................................    GF
NASDAQ Symbol ...................................................... XGFNX
Dividend Reinvestment Plan .........................................   Yes
Voluntary Cash Purchase Program ....................................   Yes
Annual Expense Ratio ............................................... 1.25%

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2001 (AS % OF PORTFOLIO)
--------------------------------------------------------------------------------

Machinery                                             (6.4%)
Building Products                                     (2.0%)
IT Consulting & Services                              (6.1%)
Media                                                 (2.5%)
Communications Equipment                              (1.6%)
Biotechnology                                         (9.3%)
Software                                              (5.3%)
Commercial Services & Supplies                        (2.2%)
Insurance                                             (6.3%)
Multiline Retail                                      (1.2%)
Diversified Financial                                (13.5%)
Electronic Equipment & Instruments                    (1.1%)
Textiles & Apparel                                    (1.9%)
Semiconductor Equipment & Products                    (5.1%)
Distributors                                          (6.6%)
Auto Components                                       (1.3%)
Healthcare Providers & Services                       (4.7%)
Healthcare Equipment & Supplies                       (9.5%)
Computers & Peripherals                               (1.0%)
Pharmaceuticals                                      (10.9%)
Construction & Engineering                            (1.5%)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                    % of
                                                  Portfolio
                                                  ---------
 1.  Fresenius                                       9.5
 2.  Altana                                          8.8
 3.  Qiagen                                          7.7
 4.  Medion                                          6.6
 5.  AMB Generali Holding                            6.3

                                                    % of
                                                  Portfolio
                                                  ---------
 6.  Thiel Logistik                                  5.3
 7.  Deutsche Boerse                                 5.2
 8.  Rhoen-Klinikum                                  4.7
 9.  Heidelberger Druckmaschinen                     3.7
10.  Software                                        3.0

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: Do you still believe international equities offer more potential than U.S. equities, especially in light of the past decade of US outperformance?

   ANSWER: While it is true that over the past decade U.S. stocks outperformed most other regions, it is important to consider that many times in the past, investors have drawn similar conclusions and assumed that recent trends would continue forever. During the eighties, while the US equity market was stagnant, Japan was in a decade-long bull market. At the end of 1989, Japan accounted for 51% of global equity market capitalization. Everyone spoke of the decline of US competitiveness and the emergence of the "new" global economic power -- Japan. Today, Japan accounts for just 9% of the global equity market capitalization, while the US accounts for 52% of the total. Investors now talk about the decline of Japan and focus on how no one can compete with the US. The point of this analogy is that most investors always assume that trends will continue, when in fact they rarely do. Another trend that investors assume will continue is the strength of the US dollar, which has been remarkably strong over the past 10 years. However, we do not believe that this trend can continue indefinitely, especially as a strong US dollar renders the US economy less competitive. Based on many valuation models, the euro is significantly undervalued relative to the US dollar, and it has been declining ever since it was introduced three years ago. We believe that market sentiment will change in favor of the euro and a new long-term trend may emerge. At this point, investors who are well diversified in European equities will benefit.

   QUESTION: What sectors do you see as the winners and losers in 2002?

   ANSWER: From the NEUER MARKT, the Fund has recently increased its overweight position in the machinery and industrial sector, which should gain from an anticipated recovery in the second half of this year. We see Suess Microtech and Singulus Technologies being the main beneficiary from this sector. The Fund plans to overweight the biotechnology sector. Valuations have come down over the past year to attractive levels as investors realized it will take longer that expected for successes in genomic research to translate into positive cash flows for the industry. However, given the increased necessity for developed pharmaceutical companies to license drugs from the biotech sector, we remain positive in the long-term prospects of the sector. From the MDAX segment, we favor the healthcare companies, Altana and Fresenius, and expect them to maintain their double-digit earnings momentum. We have increased our weighting in the consumer and retail sector by initiating a position in Puma. Puma should turn out to be a successful restructuring story, evidenced by strong order-intake and earnings recovery during 2001.

   QUESTION: Since you are planning to increase your weight in the NEUER MARKT, what are some of your favorite stocks from this segment?

   ANSWER: To give you an idea of the attractiveness of the NEUER MARKT, we will highlight three companies that we have recently increased our position in. Singulus Technologies is the world's leading manufacturer of CD and DVD replication equipment. The company was one of the first players to enter the market for re-writable discs. As the world leader, with more than a 50% market share, the company generates the highest operating margin within the industry and has a solid financial situation. Teleplan is a world leader in IT hardware repair and sales services with an estimated market share of 15%. Its strong client base includes the world's nine largest PC manufacturers that represent 60% of the global PC market. GPC Biotech uses genomics and proteomics research to develop rugs in the fields of oncology, infectious diseases and immunology. In addition, it has a very strong alliance network with established pharmaceutical companies. Having already established co-developing agreements on two drugs, Altana recently acquired a stake in GPC Biotech. Altana's long-term commitment, combined with an evolving product pipeline makes GPC Biotech a very attractive investment.

HANSPETER ACKERMANN, Chief Investment Officer of the New Germany Fund

                                       #4

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE GERMAN ECONOMY

   Recent economic evidence suggests that the German economy reached its trough during the fourth quarter of last year and that a recovery is taking hold. Economic activity is likely to rebound in 2002 as many of the factors that had been responsible for the slump are reversing. Most notably, the slowdown in the US appears to have reached bottom. Also, the excesses of the late-1990's boom are beginning to dissipate, namely the excessive spending in Information Technology. Higher energy prices that precipitated the slowdown have reversed and fiscal policy has turned stimulative, with tax cuts and spending hikes coming on stream. During 2001 the European Central Bank cut interest rates four times, and the effect of those should begin to be felt this year. Furthermore, the inventory cycle is turning. Efforts by firms to pare inventories added considerably to the economy's weakness, but stockpiles have quickly run down and a pick up in manufacturing is now necessary. This was confirmed this month when figures showed that German industrial orders rose a surprisingly strong 5.0% in December, with both foreign and domestic orders being strong. The increase followed a 0.6% increase in November and indicates that Germany has turned the corner and that an economic recovery is under way. The data fits in with other positive indicators, namely the purchasing manager indices and a survey of German business sentiment which indicated confidence among executives is on the rise. The inflation outlook for Germany is also positive, mainly due to the dramatic fall in energy prices. Today, the price of a barrel of WTI oil is $19.80 compared to $30 a year ago. The annual inflation rate could reach a low of 0.8% in mid-2002 with an annual average of 1.3%, compared with 2.5% in 2001.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE, CLASS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                 --------------------------------------------

John A. Bult, 65(1)(2)           Chairman of PaineWebber International (1985
   Class II                      to present). Director of The France Growth
                                 Fund, Inc. and The Greater China Fund, Inc.

John H. Cannon, 60               Vice President and Treasurer of Footlocker Inc.
   Class II

Richard Karl Goeltz, 59          Consultant. Vice Chairman and Chief Financial
   Class I                       Officer of American Express Co. (1996-2000);
                                 Group Chief Financial Officer and Member of the Board of Directors of National
                                 Westminster Bank Plc. (1992-1996).

Dr. Franz Wilhelm Hopp, 59       Member of the Boards of Management of ERGO
   Class III                     Versicherungsgruppe AG, ERGO Europa
                                 Beteiligungsgesellschaft AG and ERGO
                                 International AG. Chairman of the
                                 Supervisory Boards of VORSORGE
                                 Lebensversicherung AG and Mediastream AG.
                                 Member of the Supervisory Boards of MEAG
                                 Munich ERGO Kapitalanlagegesellschaft mbH,
                                 FSB FondsServiceBank GmbH, VICTORIA
                                 Pensionskasse AG, Internationales
                                 Immobilieninstitute GmbH, TMW Immobilien AG,
                                 Bankhaus Ellwanger & Geiger and Jenoptik AG.
                                 Former Member of the Boards of Management of VICTORIA Holding, VICTORIA
                                 Lebensversicherung AG, VICTORIA Versicherung
                                 AG, VICTORIA International, VICTORIA
                                 Ruckversicherung AG and D.A.S.
                                 Versicherungs-AG.

Ernst-Ulrich Matz, 68            Consultant. Chief Financial Officer and
   Class III                     member of the Board of Directors of IWKA
                                 Aktiengesellschaft (until 2000). Member of the Supervisory Boards of Bopp & Reuther AG.
                                 (until 2001). Member of the District
                                 Advisory Board of Gerlingonzern. Chairman of the Rumanian Group in the German East-West
                                 Trade Committee. Member of Advisory Council of Peters Associates AG.

Christian H. Strenger, 58(1)(2)  Director of DWS Investment GmbH (since
   Class I 1999). Managing Director of DWS--Deutsche Gesellschaft fur Wertpapiersparen mbH (1991-1999). Chairman of Deutsche Fund Management, Inc. (1997-2000).

--------------------------------------------------------------------------------

NAME, AGE, CLASS                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                  --------------------------------------------

Dr. Frank Tromel, 66              Consultant. Deputy Chairman of the Supervisory
   Class III                      Board of DELTON AG (until 2000). Chairman of
                                  the Board of Managing Directors of DELTON AG
                                  (1990-1999). Chairman of the Board of
                                  Managing Directors of ALTANA AG (1987-1990).
                                  Member of the Board of ALTANA AG
                                  (1977-1987).

Robert H. Wadsworth, 62(1)(3)     President, Robert H. Wadsworth Associates,
   Class II                       Inc. (1982 to present), President and
                                  Trustee, Trust for Investment Managers (1999 to present), Formerly President, Investment
                                  Company Administration, LLC (1992-2001) and
                                  President, Treasurer and Director, First
                                  Fund Distributors, Inc. (1990-2002).

Peter Zuhlsdorff, 62              Chairman of the Supervisory Board of GfK AG,
   Class II                       TV Loonland AG and Escada AG.
                                  Member of the Supervisory Board of Merck
                                  KGaA, Deutz AG, Triangle GmbH & Co. KG,
                                  Kaisers Kaffee AG. and Quelle AG.

-------------
Each has served as a Director of the Fund since the Fund's inception in 1990 except for Mr. Wadsworth, Dr. Hopp, Mr. Matz and Mr. Zuhlsdorff, who were elected to the Board on June 19, 1992, June 18, 1993, June 29, 1995 and June 20, 1997, respectively. The term of office for Directors in Class II expires at the 2002 Annual Meeting, Class III at the next succeeding Annual Meeting and Class I at the following succeeding Annual Meeting.

(1) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his ownership of Deutsche Bank shares.

(3) Indicates that Mr. Wadsworth also serves as a Director of the Deutsche Investors Portfolios Trust and Deutsche Investors Funds, Inc., both open-end investment companies advised by Investment Company Capital Corp. Mr. Wadsworth also serves as a Director for the Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.; Flag Investors Communication Fund, Inc.; Flag Investors Series Funds, Inc.; Emerging Growth Fund, Inc.; Short-Intermediate Income Fund, Inc.; Flag Investors Value Builder Fund, Inc.; Real Estate Securities Fund, Inc.; and Flag Investors Equity Partners Fund, Inc. These funds are open-end investment companies advised by Investment Company Capital Corp., which is an indirect wholly-owned subsidiary of Deutsche Bank AG.

--------------------------------------------------------------------------------

OFFICERS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE                       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------                       --------------------------------------------

Richard T. Hale, 56             Trustee and/or President of each of the
   President and Chief          investment companies advised by Deutsche
                                Asset Management, Inc. or its affiliates;
                                Managing Director, Deutsche Asset Executive
                                Officer Management; Managing Director,
                                Deutsche Banc Alex. Brown Inc.; Director and
                                President, Investment Company Capital Corp.

Hanspeter Ackermann, 45         President of Deutsche Bank Investment
   Chief Investment Officer     Management Inc., Managing Director of
                                Deutsche Bank Securities Inc., Senior
                                International Equity Portfolio Manager of
                                Bankers Trust Co., President and Managing
                                Partner of Eiger Asset Management
                                (1993-1996), Managing Director and CIO of
                                SBC Portfolio Management International
                                (1983-1993).

Robert R. Gambee, 59            Director (since 1992), First Vice President
   Chief Operating Officer      (1987-1991) and Vice President (1978-1986)
   and Secretary                of Deutsche Bank Securities Inc., Director,
                                Deutsche Bank AG, Director, Bankers Trust
                                Co. Secretary of Flag Investors Funds, Inc.
                                and Deutsche Bank Investment Management,
                                Inc. (1997-2000).

Joseph Cheung, 43               Vice President (since 1996), Assistant Vice
   Chief Financial Officer      President (1994-1996) and Associate
   and Treasurer                (1991-1994) of Deutsche Bank Securities Inc.

--------------
Each also serves as an Officer of The Germany Fund, Inc. and The Central European Equity Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

--------------------------------------------------------------------------------

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                VALUE
  --------              -----------              ---------

INVESTMENTS IN GERMAN
    SECURITIES--81.9% OF NET ASSETS
            COMMON STOCKS--68.1%
            AUTO COMPONENTS--1.3%
  200,000   Continental ..................... $  2,646,567
                                              ------------
            BIOTECHNOLOGY--1.2%
  235,000   GPC Biotech* ....................    2,502,432
                                              ------------
            BUILDINGPRODUCTS--1.9%
  150,000   Buderus .........................    4,130,249
                                              ------------
            COMMERCIAL SERVICES &
              SUPPLIES--2.1%
  250,000   GFK .............................    4,542,382
                                              ------------
            COMMUNICATIONS
              EQUIPMENT--1.5%
  412,041   Comroad* ........................    3,242,109
                                              ------------
            CONSTRUCTION &
              ENGINEERING--1.4%
  137,200   Bilfinger & Berger ..............    3,056,473
                                              ------------
            DISTRIBUTORS--6.5%
  340,000   Medion ..........................   13,751,990
                                              ------------
            DIVERSIFIED FINANCIAL--13.2%
  195,000   AWD .............................    4,691,642
  380,000   Comdirect* ......................    3,690,936
  280,000   Deutsche Boerse .................   10,781,241
  289,400   Direkt Anlage Bank ..............    3,259,658
  134,489   Grenkeleasing* ..................    2,330,949
  115,000   Tecis ...........................    3,279,248
                                              ------------
                                                28,033,674
                                              ------------
            HEALTHCARE EQUIPMENT &
              SUPPLIES--1.0%
   30,000   Fresenius .......................    2,165,373
                                              ------------
            INSURANCE--6.1%
  124,000   AMB Generali Holding ............   13,026,421
                                              ------------
            IT CONSULTING & SERVICES--5.9%
  447,265   D. Logistics* ...................    3,587,021
  153,230   GFT Technology* .................      682,716
  110,000   SAP Systems Integration* ........    2,234,879
  160,000   Software ........................    6,130,768
                                              ------------
                                                12,635,384
                                              ------------

   SHARES               DESCRIPTION                VALUE
  --------              -----------              ---------

            MACHINERY--6.2%
  201,000   Heidelberger Druckmaschinen ..... $  7,603,266
  200,000   Singulus Technologies* ..........    5,613,930
                                              ------------
                                                13,217,196
                                              ------------
            MEDIA--2.1%
  161,949   Constantin Film* ................      583,024
   77,500   Springer (Axel) .................    3,798,314
                                              ------------
                                                 4,381,338
                                              ------------
            MULTI-LINE RETAIL--1.2%
   89,725   Douglas .........................    2,478,572
                                              ------------
            PHARMACEUTICALS--10.6%
  365,000   Altana ..........................   18,214,084
   59,500   Merck KGaA ......................    2,199,818
   85,000   Schwarz Pharma ..................    2,204,136
                                              ------------
                                                22,618,038
                                              ------------
            SEMICONDUCTOR EQUIPMENT
              &PRODUCTS--5.0%
  149,000   Aixtron .........................    3,379,096
  426,400   Kontron Embedded Computers* .....    4,977,542
   82,700   Suess MicroTec* .................    2,248,403
                                              ------------
                                                10,605,041
                                              ------------
            TEXTILES & APPAREL--0.9%
   60,000   Puma ............................    1,820,517
                                              ------------
            Total Common Stocks
              (cost $169,079,675) ...........  144,853,756
                                              ------------
            PREFERRED STOCKS--13.8%
            HEALTHCARE EQUIPMENT &
              SUPPLIES--8.2%
  214,800   Fresenius .......................   17,475,576
                                              ------------
            HEALTHCARE PROVIDERS &
              SERVICES--4.6%
  188,200   Rhoen-Klinikum ..................    9,701,735
                                              ------------
            TEXTILES &APPAREL--1.0%
   95,705   Hugo Boss .......................    2,041,668
                                              ------------
            Total Preferred Stocks
              (cost $25,514,528) ............   29,218,979
                                              ------------
            Total Investments in
              German Securities
              (cost $194,594,203) ...........  174,072,735
                                              ------------

-----------
*Non-income producing security.
See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                VALUE
  --------              -----------              ---------

INVESTMENTS IN DUTCH
    COMMON STOCKS--8.9%
            BIOTECHNOLOGY--7.9%
  172,940   Crucell* .......................    $  955,462
  846,500   Qiagen* ........................    15,840,639
                                              ------------
                                                16,796,101
                                              ------------
            COMPUTERS &PERIPHERALS--1.0%
  140,000   Teleplan International* ........     2,087,134
                                              ------------
            Total Investments in Dutch
              Common Stocks
              (cost $12,846,445) ...........    18,883,235
                                              ------------

INVESTMENTS IN FRENCH
    COMMON STOCKS--1.0%
            ELECTRONIC EQUIPMENT &
              INSTRUMENTS--1.0%
  273,200   Oberthur Card Systems*
              (cost $3,829,050) ............     2,178,864
                                              ------------

   SHARES               DESCRIPTION                VALUE
  --------              -----------              ---------

INVESTMENTS IN LUXEMBOURG
    COMMON STOCKS--5.1%
            SOFTWARE--5.1%
  555,000   Thiel Logistik*
              (cost $8,648,812) ............  $ 10,929,787
                                              ------------

INVESTMENTS IN SWISS
    COMMON STOCKS--0.4%
            MEDIA--0.4%
  268,000   Highlight Communications*
              (cost $2,543,632) ............       823,911
                                              ------------
            Total Investments--97.3%
              (cost $222,462,142) ..........   206,888,532
            Cash and other assets in
              excess of liabilities--2.7% ..     5,761,799
                                              ------------

            NET ASSETS--100% ...............  $212,650,331
                                              ============
----------------
*Non-income producing security.
See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $222,462,142) ...$ 206,888,532
Cash and foreign currency
   (cost $4,937,184) ........................    4,975,069
Receivable for securities sold ..............    1,263,089
Foreign withholding tax refund receivable ...      729,399
Interest receivable .........................        6,598
                                             -------------
   Total assets .............................  213,862,687
                                             -------------
LIABILITIES
Payable for securities purchased ............      922,838
Management fee payable ......................      107,877
Investment advisory fee payable .............       53,680
Payable for shares repurchased ..............       34,710
Accrued expenses and accounts payable .......       93,251
                                             -------------
   Total liabilities ........................    1,212,356
                                             -------------
NET ASSETS ..................................$ 212,650,331
                                             =============

Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) ...........$ 432,874,599
Cost of 6,391,398 shares held in treasury ...  (72,268,976)
Accumulated net realized loss
   on investments and foreign currency
   transactions ............................. (132,408,545)
Net unrealized depreciation of investments
   and foreign currency .....................  (15,546,747)
                                             -------------
Net assets ..................................$ 212,650,331
                                             =============

Net asset value per share
   ($212,650,331 / 28,357,943 shares of
   common stock issued and outstanding) .....        $7.50
                                                     =====

See Notes to Financial Statements.

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                FOR THE
                                               YEAR ENDED
                                            DECEMBER 31, 2001
                                            -----------------
NET INVESTMENT LOSS
Investment income
   Dividends (net of foreign withholding
     taxes of $262,708) .....................$   2,664,794
   Interest .................................      302,301
                                             -------------
Total investment income .....................    2,967,095
                                             -------------
Expenses
   Management fee ...........................    1,484,722
   Investment advisory fee ..................      729,572
   Reports to shareholders ..................      255,708
   Custodian and Transfer Agent's fees
     and expenses ...........................      250,058
   Directors' fees and expenses .............      152,464
   Legal fee ................................      148,056
   Audit fee ................................       47,500
   NYSE listing fee .........................       35,000
   Miscellaneous ............................       35,764
                                             -------------
   Total expenses before custody credits* ...    3,138,844
   Less: custody credits ....................      (18,345)
                                             -------------
   Net expenses .............................    3,120,499
                                             -------------
Net investment loss .........................     (153,404)
                                             -------------
REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized loss on:
   Investments .............................. (108,838,494)
   Foreign currency transactions ............     (316,605)
Net change in unrealized appreciation/
   depreciation on:
   Investments ..............................  (12,969,070)
   Translation of other assets and
     liabilities from foreign currency ......     (382,857)
                                             -------------
Net loss on investments and foreign
   currency transactions .................... (122,507,026)
                                             -------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ................$(122,660,430)
                                             =============

--------------------------------------------------------------------------------
* The custody credits are attributable to interest earned on U.S. cash balances. See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE             FOR THE
                                                                                      YEAR ENDED          YEAR ENDED
                                                                                   DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss ............................................................ $    (153,404)      $  (1,827,438)
   Net realized gain (loss) on:
     Investments ..................................................................  (108,838,494)         19,437,052
     Foreign currency transactions ................................................      (316,605)         (1,925,801)
   Net change in unrealized appreciation/depreciation on:
     Investments ..................................................................   (12,969,070)        (58,939,923)
     Translation of other assets and liabilities from foreign currency ............      (382,857)            439,997
                                                                                    -------------        ------------
   Net decrease in net assets resulting from operations ...........................  (122,660,430)        (42,816,113)
                                                                                    -------------        ------------

Distributions to shareholders from:
   Net realized short term capital gains ..........................................       --               (2,064,118)
   Net realized long term capital gains ...........................................       --              (45,841,402)
                                                                                    -------------        ------------
   Total distributions to shareholders (a) ........................................       --              (47,905,520)
                                                                                    -------------        ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends
     (0 and 3,197,345 shares, respectively) .......................................       --               31,096,057
   Cost of shares repurchased (1,276,000 and 2,285,900 shares, respectively) ......   (10,278,616)        (27,648,857)
                                                                                    -------------        ------------
   Net increase (decrease) in net assets from capital share transactions ..........   (10,278,616)          3,447,200
                                                                                    -------------        ------------
Total decrease in net assets ......................................................  (132,939,046)        (87,274,433)

NET ASSETS
Beginning of year .................................................................   345,589,377         432,863,810
                                                                                    -------------        ------------
End of year (including undistributed net investment income of $0
   as of December 31, 2001 and 2000) .............................................. $ 212,650,331        $345,589,377
                                                                                    =============        ============

--------------
(a) For U.S. tax purposes, total distributions to shareholders consisted of:
        Ordinary income                                                                   --             $  2,064,118
        Long term capital gains                                                           --               45,841,402
                                                                                    -------------        ------------
                                                                                          --             $ 47,905,520
                                                                                    -------------        ------------

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 2001, the Fund reclassified permanent book and tax differences as follows:

                                                    INCREASE
                                                   (DECREASE)
                                                   ----------
Undistributed net investment income ............... $ 153,404
Undistributed net realized gain on investments
   and foreign currency transactions ..............   281,043
Paid-in capital ...................................  (434,447)


NOTE 2. MANAGEMENT AND INVESTMENT
           ADVISORY AGREEMENTS

The Fund has a Management Agreement with and rela ted undertaking by (collectively, the "Management Agreement") Deutsc he Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2001, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $460,881 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001, were $212,441,494 and $213,003,772, respectively.

The cost of investments at December 31, 2001 was $223,726,064 for United States Federal income tax purposes. Accordingly, as of December 31, 2001, net unrealized depreciation of investments aggregated $16,837,532, of which $35,049,943 and $51,887,475 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 2001 to December 31, 2001, the Fund incurred capital losses and foreign currency losses of $19,920,341 and $203,190, respectively. These losses were deferred for federal income tax purposes to January 1, 2002.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2001 of approximately $111.0 million which will expire in 2009. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. CAPITAL

During the years ended December 31, 2001 and 2000, the Fund purchased 1,276,000 and 2,285,900 of its shares of common stock on the open market at a total cost of $10,278,616 and $27,648,857, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 17.1% and 20.8%, respectively. These shares are held in treasury.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                              2001          2000         1999         1998         1997
                                                           ---------      --------     --------     --------      -------
Per share operating performance:
Net asset value:
Beginning of year .........................................  $ 11.66      $ 15.07       $ 16.54      $ 16.35       $ 17.20
                                                             -------      -------       -------      -------       -------
Net investment income (loss) ..............................     (.01)        (.06)          .06          .06           .08
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ..........    (4.22)       (1.60)         (.60)        3.54          1.46
                                                             -------      -------       -------      -------       -------
Increase (decrease) from investment operations ............    (4.23)       (1.66)         (.54)        3.60          1.54
                                                             -------      -------       -------      -------       -------
Increase resulting from share repurchases .................      .07          .25           .32          .73           .15
                                                             -------      -------       -------      -------       -------
Distributions from net investment income ..................       --           --            --         (.06)         (.03)
Distributions from net realized foreign
  currency gains ..........................................       --           --            --         (.02)           --
Distributions from net realized short-term
  capital gains ...........................................       --         (.08)         (.05)        (.92)        (1.24)
Distributions from net realized long-term
  capital gains ...........................................       --        (1.65)        (1.02)       (2.66)        (1.05)
                                                             -------      -------       -------      -------       -------
Total distributions+ ......................................       --        (1.73)        (1.07)       (3.66)        (2.32)
                                                             -------      -------       -------      -------       -------
Dilution in NAV from dividend reinvestment ................       --         (.27)         (.18)        (.48)         (.22)
                                                             -------      -------       -------      -------       -------
Net asset value:
   End of year ............................................  $  7.50      $ 11.66       $ 15.07      $ 16.54       $ 16.35
                                                             =======      =======       =======      =======       =======
Market value:
   End of year ............................................  $  5.87      $ 8.875       $ 12.25     $12.9375       $ 13.50
Total investment return for the year:++
   Based upon market value ................................   (33.86)%     (14.35)%        3.64%       21.58%        18.36%
   Based upon net asset value .............................   (35.68)%     (11.46)%       (2.22)%      23.85%         8.48%
Ratio to average net assets:
   Total expenses before custody credits* .................     1.25%        1.09%         1.08%         .98%          .99%
   Net investment income (loss) ...........................     (.06)%       (.40)%         .40%         .25%          .41%
Portfolio turnover ........................................    86.65%       69.61%        31.70%       63.27%        75.97%
Net assets at end of year (000's omitted) ................. $212,650      345,589      $432,864     $505,058      $531,098

---------------
   +For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                            --        $ .08         $ .05        $1.00         $1.27
       Long term capital gains                                    --         1.65          1.02         2.66          1.05
                                                                ----        -----         -----        -----         -----
                                                                  --        $1.73         $1.07        $3.66         $2.32
                                                                ----        -----         -----        -----         -----

   ++Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.

    *The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets would have been 1.08% and 1.07% for 2000 and 1999, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The New Germany Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 8, 2002

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

   Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

   Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

  EXECUTIVE OFFICES
  31 WEST 52ND STREET, NEW YORK, NY 10019
  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS,
  DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL

  INDEPENDENT ACCOUNTANTS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS

  CHRISTIAN STRENGER
  CHAIRMAN AND DIRECTOR

  JOHN A. BULT
  DIRECTOR

+ JOHN H. CANNON
  DIRECTOR

+ RICHARD KARL GOELTZ
  DIRECTOR

  DR. FRANZ WILHELM HOPP
  DIRECTOR

  ERNST-ULRICH MATZ
  DIRECTOR

  DR. FRANK TROMEL
  DIRECTOR

+ ROBERT H. WADSWORTH
  DIRECTOR

  PETER ZUHLSDORFF
  DIRECTOR

  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER

  ROBERT R. GAMBEE
  CHIEF OPERATING OFFICER AND SECRETARY
  JOSEPH M. CHEUNG
  CHIEF FINANCIAL OFFICER AND TREASURER

-----------------
+Member of the Audit Committee

All investment management decisions are made by a committee of United States and German advisors.

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available on the Fund's website or by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the German tax reform and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Comparisons between changes in the Fund's net asset value per share and changes in the MDAX and NEMAX 50 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

                                 [LOGO OMITTED]
                                 GF LISTED NYSE
                          THE NEW YORK STOCK EXCHANGE

                 Copies of this report and other information are
                       available at:www.newgermanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The New Germany Fund, Inc. is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GF". The Fund seeks capital appreciation primarily through investment in middle- market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.newgermanyfund.com.

THERE ARE THREE CLOSED-END FUNDS FOR YOUR SELECTION:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle- market German companies including the NEUER MARKT, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

01-2386